UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2020

CEDAR FAIR, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-9444	34-1560655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Cedar Point Drive, Sandusky, Ohio		44870-5259
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (419) 626-0830

N.A.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Depositary Units (Representing Limited Partner Interests)	FUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 1, 2020, Cedar Fair Management, Inc., the general partner (the “General Partner”) of Cedar Fair, L.P. (the “Partnership”), entered into the Third Amendment to the Sixth Amended and Restated Agreement of Limited Partnership, as amended (the “Partnership Agreement Amendment”), to provide that the General Partner may determine that the 2020 annual meeting of limited partner unitholders shall not be held at any physical place but shall instead be held solely by means of remote communication. The Partnership Agreement Amendment also provides that in order to satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any federal or state agency or judicial authority or contained in any federal or state statute (whether in effect in response to, or as a result of, a pandemic, natural disaster, terrorist activity or otherwise), the General Partner may determine that the annual meeting of limited partner unitholders to be held or for which notice is duly given while such requirements, conditions or guidelines are in effect shall not be held at any physical place, but shall instead be held solely by means of remote communication.

On April 1, 2020, the General Partner proposed, and the shareholder of the General Partner subsequently approved, a First Amendment to the Regulations of the General Partner (the “Regulations Amendment” and with the Partnership Agreement Amendment, collectively, the “Amendments”) providing for comparable amendments to the Regulations of the General Partner as to the annual meeting of shareholders of the General Partner.

The foregoing description of the Amendments does not purport to be complete and is qualified by the text of each of the Amendments, copies of which are filed as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
3.1	Third Amendment to Sixth Amended and Restated Agreement of Limited Partnership of Cedar Fair, L.P., dated as of April 1, 2020

3.2	First Amendment to Regulations of Cedar Fair Management, Inc., dated as of April 1, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR FAIR, L.P.
By: Cedar Fair Management, Inc., General Partner

Date: April 1, 2020	By:	/s/ Brian C. Witherow
Brian C. Witherow
Executive Vice President and
Chief Financial Officer